UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2019

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
Floating Rate Notes due 2020	TMO /20A	New York Stock Exchange
1.500% Notes due 2020	TMO 20A	New York Stock Exchange
2.150% Notes due 2022	TMO 22A	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2019, the Board of Directors of Thermo Fisher Scientific Inc. (the “Company”), elected Debora L. Spar as a director of the Company, effective September 5, 2019, for a term expiring at the 2020 annual meeting. Ms. Spar was appointed to the Board’s Audit Committee. Ms. Spar is currently a Baker Foundation Professor at Harvard Business School, where she returned after serving as President of Barnard College from 2008 to 2017. Prior to her time at Barnard, Ms. Spar was a professor at Harvard Business School for 17 years and served as Senior Associate Dean for Faculty Research and Development.

In connection with her service as a director, Ms. Spar will be entitled to receive the Company’s previously disclosed standard agreements and arrangements for non-employee directors as described in Exhibit 10.7 to the Company's annual report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 28, 2017 (File No. 001-08002), and will enter into the Company’s standard form of indemnification agreement, which was filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-90661).

Effective on October 1, 2019, Patrick M. Durbin, Senior Vice President, has decided to leave the Company. In connection with his departure, Mr. Durbin will receive payments under the Company’s Executive Severance Policy. Gianluca Pettiti, President of the Company’s biosciences business, will assume Mr. Durbin’s role. Mr. Pettiti brings a unique global perspective to the role. Before assuming leadership of the biosciences business in 2018, Mr. Pettiti was President of Thermo Fisher China, where he established industry-leading commercial operations, expanded manufacturing and technology capabilities, and led the business to outstanding growth.

THERMO FISHER SCIENTIFIC INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	September 6, 2019	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel